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                                                                   Exhibit 23.7

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    As independent certified public accountants, we hereby consent to the use of our reports of yesmail.com, inc. included in or made a part of this Post-effective Amendment No. 1 to Form S-4/S-8 Registration Statement and to all references to our Firm included in this Registration Statement.

/s/ ARTHUR ANDERSEN LLP
                                        ARTHUR ANDERSEN LLP

Chicago, Illinois
March 10, 2000